EXHIBIT 21.1


CLASS A CUSIP #00761HAA9
CLASS B CUSIP #00761HAB7
CLASS C CUSIP #00761HAC5



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                 SERIES 2000-B
                        PERIOD ENDING SEPTEMBER 30, 2000


The information which is required to be prepared with respect to the Payment Date of October 20, 2000, and with respect to the performance of the Trust during the period of August 18, 2000 through September 30, 2000 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-B Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

         1.  The amount of distribution in respect to principal payment to the
             Class A Noteholder                                                           $                  -
                                                                                          --------------------

         2.  The amount of distribution in respect to principal payment to the
             Class B Noteholder                                                           $                  -
                                                                                          --------------------

         3.  The amount of distribution in respect to principal payment to the
             Class C Noteholder                                                           $                  -
                                                                                          --------------------

         4.  The amount of distribution in respect to principal payment to the
             Class D Noteholder                                                           $                  -
                                                                                          --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

         1.  The amount of distribution in respect to the Class A Monthly Interest        $           11.88563
                                                                                          --------------------

         2.  The amount of distribution in respect to the Class B Monthly Interest        $           12.55063
                                                                                          --------------------

         3.  The amount of distribution in respect to the Class C Monthly Interest        $           13.77563
                                                                                          --------------------

         4.  The amount of distribution in respect to the Class D Monthly Interest        $           16.83813
                                                                                          --------------------

III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

         1.  The total amount of distribution in respect to the Class A Noteholder        $           11.88563
                                                                                          --------------------

         2.  The total amount of distribution in respect to the Class B Noteholder        $           12.55063
                                                                                          --------------------

         3.  The total amount of distribution in respect to the Class C Noteholder        $           13.77563
                                                                                          --------------------

         4.  The total amount of distribution in respect to the Class D Noteholder        $           16.83813
                                                                                          --------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

         1.  The aggregate amount of such Collections with respect to Principal
             Receivables for the Monthly Period preceding such Payment Date               $     291,974,705.23
                                                                                          --------------------

         2.  The aggregate amount of such Collections with respect to Finance
             Charge and Administrative Receivables for the Monthly Period
             preceding such Payment Date                                                  $      33,580,492.78
                                                                                          --------------------

         3.  Recoveries for the preceding Monthly Period                                  $         135,233.98
                                                                                          --------------------

         4.  The Defaulted Amount for the preceding Monthly Period                        $       6,452,986.90
                                                                                          --------------------

         5.  The total amount of Principal Receivables in the trust at the
             beginning of the preceding Monthly Period                                    $     968,548,366.39
                                                                                          --------------------

         6.  The total amount of Principal Receivables in the trust as of the
             last day of the preceding Monthly Period                                     $   1,437,209,152.57
                                                                                          --------------------

         7.  The total amount of Finance Charge and Administrative Receivables
             in the Trust as of the last day of the preceding Monthly Period is           $      27,929,318.77
                                                                                          --------------------

         8.  The aggregated Adjusted Invested Amounts of all Series of Notes
             outstanding as of the last day of the preceding Monthly Period               $   1,047,068,063.00
                                                                                          --------------------

         9.  The Transferor Interest as of the last day of the preceding Monthly
             Period                                                                       $     390,141,089.57
                                                                                          --------------------

         10. The Transferor Percentage as of the last day of the preceding
             Monthly Period                                                                              27.15%
                                                                                          --------------------

         11. The Required Transferor Percentage                                                           7.00%
                                                                                          --------------------

         12. The monthly principal payment rate for the preceding Monthly Period                        30.146%
                                                                                          --------------------

         13. The balance in the Excess Funding Account as of the last day of the
             preceding  Monthly Period                                                    $                  -
                                                                                          --------------------

         14. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                             Percentage          Aggregate
                                                                             of Total             Account
                                                                             Receivables          Balance

                      (a) Delinquent between 30 days and 59 days                  1.498%       $21,949,081.49
                      (b) Delinquent between 60 days and 89 days                  0.993%       $14,547,315.73
                      (c) Delinquent between 90 days and 119 days                 0.691%       $10,129,102.82
                      (d) Delinquent between 120 days and 149 days                0.541%        $7,922,002.06
                      (e) Delinquent between 150 days and 179 days                0.512%        $7,504,246.11
                      (f) Delinquent 180 days or greater                          0.010%          $145,855.41
                                                                             ------------      ---------------
                      (e) Aggregate                                               4.245%       $62,197,603.62
                                                                             ============      ===============


V.  Information regarding Series 2000-B

         1.  The amount of Principal Receivables in the Trust  represented by the Invested Amount of Series 2000-B as of the last day of the
             related Monthly Period                                                                       $600,000,000.00
                                                                                                          ---------------

         2.  The amount of Principal Receivables in the Trust represented by the
             Adjusted Invested Amount of Series 2000-B on the last day of the
             related Monthly Period                                                                       $600,000,000.00
                                                                                                          ---------------
                                                                                        note factors
         3.  The amount of Principal Receivables in the Trust represented by the
             Class A Note Principal Balance on the last day of the related
             Monthly Period                                                                  1.0000       $480,000,000.00
                                                                                                          ---------------

         4.  The amount of Principal Receivables in the Trust represented by the
             Class B Note Principal Balance on the last day of the related
             Monthly Period                                                                  1.0000       $ 57,000,000.00
                                                                                                          ---------------

         5.  The amount of Principal Receivables in the Trust represented by the
             Class C Note Principal Balance on the last day of the related
             Monthly Period                                                                  1.0000       $ 42,000,000.00
                                                                                                          ---------------

         6.  The amount of Principal Receivables in the trust represented by the
             Class D Note Principal Balance on the last day of the related
             Monthly Period                                                                  1.0000       $ 21,000,000.00
                                                                                                          ---------------

         7.  The Floating Investor Percentage with respect to the period:

         August 18, 2000 through August 31, 2000                                                                    61.95%
                                                                                                          ---------------
         September 1, 2000 through September 13, 2000                                                               61.64%
                                                                                                          ---------------
         September 14, 2000 through September 30, 2000                                                              42.26%
                                                                                                          ---------------

         8.  The Fixed Investor Percentage with respect to the period:

         August 18, 2000 through August 31, 2000                                                                      N/A
                                                                                                          ---------------
         September 1, 2000 through September 13, 2000                                                                 N/A
                                                                                                          ---------------
         September 14, 2000 through September 30, 2000                                                                N/A
                                                                                                          ---------------

         9.  The amount of Available Finance Charge Collections on deposit in
             the Collection Account on the related Payment Date                                           $ 17,669,639.41
                                                                                                          ---------------

         10. The Investor Default Amount for the related Monthly Period                                   $  3,413,679.03
                                                                                                          ---------------

         11. The Monthly Servicing Fee for the related Monthly Period                                     $  1,000,000.00
                                                                                                          ---------------

         12. Trust yields for the related Monthly Period

                      a. The cash yield for the related Monthly Period                                         24.09%
                                                                                                     ---------------

                      b. The default rate for the related Monthly Period                                        4.66%
                                                                                                     ---------------

                      c. The Net Portfolio Yield for the related Monthly Period                                19.43%
                                                                                                     ---------------

                      d.  The Base Rate for the related Monthly Period                                         11.39%
                                                                                                     ---------------

                      e.  The Excess Spread Percentage for the related Monthly Period                           8.05%
                                                                                                     ---------------

                      f.   The Quarterly Excess Spread percentage                                               8.05%
                                                                                                     ---------------

                               I) Excess Spread Percentage related to           Sep-00                          8.05%
                                                                                                     ---------------

                               ii) Excess Spread Percentage related to          Aug-00                          0.00%
                                                                                                     ---------------

                               iii) Excess Spread Percentage related to         Jul-00                          0.00%
                                                                                                     ---------------

         12.  Trust yields from September 1 - September 30, 2000  (Disclosure purposes only)

                      a. The cash yield for the related Monthly Period                                         24.51%
                                                                                                     ---------------

                      b. The default rate for the related Monthly Period                                        4.91%
                                                                                                     ---------------

                      c. The Net Portfolio Yield for the related Monthly Period                                19.60%
                                                                                                     ---------------

                      d  The aggregate amount of such Collections with respect to Principal
                         Receivables for the Monthly Period preceding such Payment Date              $214,311,908.13
                                                                                                     ---------------

                      e. The total amount of Principal Receivables in the trust at the
                         beginning of the preceding Monthly Period                                   $973,332,474.11
                                                                                                     ---------------

                      f. The monthly principal payment rate for the preceding Monthly
                         Period                                                                                22.02%
                                                                                                     ---------------

         13.  Floating Rate Determinations:

         LIBOR for the Interest Period from August 18 through and including September 19, 2000                6.6200%
                                                                                                     ---------------
         LIBOR for the Interest Period from September 20 through and including  October 19, 2000              6.6238%
                                                                                                     ---------------

         14.  Principal Funding Account

                      a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits
                          and withdraws for the related Payment Date)                                $             -
                                                                                                     ---------------

                      b.  The Accumulation Shortfall with respect to the related Monthly
                          Period                                                                     $             -
                                                                                                     ---------------

                      c.  The Principal Funding Investment Proceeds deposited in the
                          Collection Account to be treated as Available Finance Charge
                          Collections                                                                $             -
                                                                                                     ---------------

         15.  Reserve Account

                      a.  The amount on deposit in the Reserve Account on the related
                          Payment Date (after taking into consideration deposits and
                          withdraws for the related Payment Date)                                    $             -
                                                                                                     ---------------

                      b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as
                          Available Finance Charge Collections                                       $             -
                                                                                                     ---------------

                      c.  Interest earnings on the Reserve Account deposited into the
                          Collection Account to be treated as Available Finance Charge
                          Collections                                                                $             -
                                                                                                     ---------------

              16.  Cash Collateral Account

                      a.  The Required Cash Collateral Account Amount on the related
                          Payment Date                                                               $ 10,500,000.00
                                                                                                     ---------------

                      b.  The Available Cash Collateral Account Amount on the related
                          Payment Date                                                               $ 10,500,000.00
                                                                                                     ---------------

              17.  Investor Charge-Offs

                      a.  The aggregate amount of Investor Charge-Offs for the related
                          Monthly Period                                                             $             -
                                                                                                     ---------------

                      b.  The aggregate amount of Investor Charge-Offs reimbursed
                          on the Payment Date                                                        $             -
                                                                                                     ---------------

              18.  The Monthly Principal Reallocation Amount for the related Monthly
                   Period                                                                            $             -
                                                                                                     ---------------

              Advanta Bank Corp.
              as Servicer

              By:          /s/ KIRK WEILER
                           ---------------
              Name:        Kirk Weiler
              Title:       VP of Finance/Treasurer